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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
NetLojix Communications, Inc.:


         We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                                    /s/ KPMG LLP


Los Angeles, California
May 24, 2000